UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 28, 2004

LOUDEYE CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-29583	91-1908833

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1130 Rainier Avenue South

Seattle, Washington	98144

(Address of Principal Executive Offices)	(Zip Code)

(206) 832-4000

(Registrant’s telephone number, including area code)

TABLE OF CONTENTS

Item 9. Regulation FD Disclosure
SIGNATURES
EXHIBIT 99.1

Item 9. Regulation FD Disclosure

     On May 28, 2004, Loudeye Corp. (the “Company”) announced that the Securities and Exchange Commission declared effective its registration statement on Form S-3, SEC File No. 333-113983. A copy of the press release is furnished as Exhibit 99.1.

99.1     Press Release dated May 28, 2004

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2004

Loudeye Corp.
	By:	/s/ Lawrence J. Madden

Lawrence J. Madden
Chief Financial Officer

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